Exhibit 99.1

              Morgan Stanley Earnings Per Share Up 35%;
     First Quarter Net Income $1.2 Billion; Return on Equity 19%

    NEW YORK--(BUSINESS WIRE)--March 18, 2004--Morgan Stanley (NYSE:MWD) today reported net income of $1,226 million for the quarter ended February 29, 2004 -- an increase of 35 percent from the first quarter of 2003 and 21 percent from the fourth quarter of 2003. Diluted earnings per share were $1.11 -- compared with $0.82 a year ago and $0.92 in the fourth quarter.
    First quarter net revenues (total revenues less interest expense and the provision for loan losses) were $6.2 billion -- 14 percent ahead of first quarter 2003 and 23 percent ahead of fourth quarter 2003.
    "We had an excellent first quarter with a return on equity of 19 percent, driven by record revenues in a number of businesses and impressive market share gains in investment banking" said Philip J. Purcell, Chairman and Chief Executive Officer. "Our sales and trading businesses continue to perform very well, retail securities and investment management posted strong results and Discover Card had a record quarter."

    INSTITUTIONAL SECURITIES

    Institutional Securities reported pretax income(1) of $1,186 million, a 26 percent increase over last year's first quarter. Net revenues reached their highest level since the second quarter of 2000, driven by the Company's fixed income business and an improved environment for equity underwriting and trading.

    -- Fixed income sales and trading net revenues increased slightly from last year's first quarter to a record $1.7 billion. Revenues were higher in both credit products and interest rate and currency products. Credit products benefited from increased securitization flows in commercial and residential whole loans, strong customer volumes and tightening credit spreads. Interest rate and currency products benefited from favorable trading conditions in foreign exchange, tax-exempts and emerging markets debt. Commodities also had a solid quarter, reflecting volatile oil markets.

    -- Equity sales and trading net revenues were $1.1 billion, a 13 percent increase from a year ago and the highest total since the second quarter of 2001. The increase was driven by higher revenues in the Company's global cash business, resulting from higher market volume and a strong primary calendar. Higher revenues in the Company's Prime Brokerage business also contributed to the increase.

    -- Advisory revenues were $232 million, up 40 percent from first quarter 2003, even though industry-wide completed M&A transaction volume fell 13 percent over the same period.(2)

    -- Total underwriting revenues rose 51 percent from last year's first quarter to $507 million. Equity underwriting revenues increased nearly 150 percent, reflecting a surge in industry-wide equity new issuance activity from a weak first quarter 2003. Fixed income underwriting revenues declined 7 percent from a year ago, reflecting a modest decline in industry-wide activity from high levels the previous year.(2)

    -- For the calendar year-to-date, the Company ranked second in announced global M&A with a 45 percent market share; first in worldwide equity and equity-related issuances with a 14 percent market share; first in worldwide IPOs with a 29 percent market share; and fourth in global debt issuances with a 7 percent market share.(3)

    INDIVIDUAL INVESTOR GROUP

    Individual Investor Group pretax income was $166 million, compared with $61 million in the first quarter of 2003.

    -- Net revenues increased 23 percent to $1.2 billion, as renewed investor interest in equities drove a 49 percent increase in commissions, and asset management, distribution and administration fees rose 22 percent on higher asset levels.

    -- Total client assets were $595 billion, an increase of $97 billion from the end of last year's first quarter. Approximately 15 percent of the increase was attributable to net new cash flows. Client assets in fee-based accounts increased 36 percent from a year ago to $143 billion, and the percentage of total client assets in fee-based accounts continued to increase, reaching 24 percent compared with 21 percent a year ago.

    -- At quarter-end, the number of global financial advisors was 10,832 -- a decrease of 254 for the quarter and 1,224 over the past year.

    INVESTMENT MANAGEMENT

    Investment Management pretax income increased 70 percent from last year's first quarter to $170 million. Higher revenues, reflecting both an increase in average assets under management and a more favorable asset mix due to improving equity markets, drove the increase.

    -- The Company's assets under management increased $91 billion, or 23 percent, from a year ago to $495 billion,(4) primarily as a result of market appreciation. Total net fund flows were also positive over the same period.

    -- Retail assets were $294 billion, $17 billion above the previous quarter and $48 billion higher than last year's first quarter. Institutional assets of $201 billion increased $16 billion over the quarter and were $43 billion above a year ago.

    -- Among full-service brokerage firms, the Company had the highest number of domestic funds (41) receiving one of Morningstar's two highest ratings.(5) In addition, the percent of the Company's fund assets performing in the top half of the Lipper rankings for one year was 54 percent compared to 60 percent a year ago.(6)

    CREDIT SERVICES

    Credit Services pretax income rose 26 percent from first quarter 2003 to a record $365 million on a managed loan basis, driven by improved credit quality and favorable financing costs, partially offset by lower merchant and cardmember fees.

    -- Managed credit card loans of $47.3 billion at quarter end were 9 percent lower than a year ago, mainly due to lower balance transfer volume as the Company decreased its promotional efforts to focus on improving profitability. The interest rate spread widened 99 basis points over the same period, as the cost of funds declined and yields increased.

    -- Merchant and cardmember fees were $519 million, down 5 percent from last year's first quarter. An increase in cardmember rewards and a decline in cardmember late fees, reflecting lower delinquencies, was partially offset by an increase in merchant discount revenues.

    -- The credit card net charge-off rate was 6.31 percent, 14 basis points higher than a year ago, but 56 basis points below the fourth quarter. The increase in the net charge-off rate from last year's first quarter was driven by a $4.1 billion decline in average credit card loan balances, which more than offset a decline in net charge-off dollars. The net charge-off rate fell from the fourth quarter as Discover's bankruptcy losses dropped to their lowest level in nearly three years.

    --  The over-30-day delinquency rate declined 53 basis points to
        5.80 percent, and the over-90-day delinquency rate declined 9 basis points to 2.86 percent from the first quarter of 2003. The decline in the over-30-day rate was the fourth consecutive quarterly decline.

    The Company announced that its Board of Directors declared a $0.25 quarterly dividend per common share. The dividend is payable on April 30, 2004, to common shareholders of record on April 9, 2004.
    Total capital at February 29, 2004 was $96.4 billion, including $29.0 billion of common shareholders' equity and junior subordinated debt issued to capital trusts. Book value per common share was $23.75, based on 1.1 billion shares outstanding.
    Morgan Stanley is a global financial services firm and a market leader in securities, investment management and credit services. With 590 offices in 27 countries, Morgan Stanley connects people, ideas and capital to help clients achieve their financial aspirations.
    Access this press release on-line @www.morganstanley.com

    (See Attached Schedules)

    This release may contain forward-looking statements. These statements, which reflect management's beliefs and expectations, and are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of the risks and uncertainties that may affect the Company's future results, please see "Forward-Looking Statements" immediately preceeding Part I, Item 1, "Certain Factors Affecting Results of Operations" under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II, Item 7 and "Competition" and "Regulation" in
Part I, Item 1 of the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2003.

    (1) Represents income before losses from unconsolidated investees, taxes and dividends on preferred securities subject to mandatory redemption.
    (2) Source: Thomson Financial -- for the periods: December 1, 2002 to February 28, 2003 and December 1, 2003 to February 29, 2004.
    (3) Source: Thomson Financial -- for the period January 1, 2004 to February 29, 2004.
    (4) Revenues and expenses associated with certain of these assets are included in the Company's Individual Investor Group and Institutional Securities segments.
    (5) Full service brokerage firms include: Merrill Lynch, Citigroup and Prudential. As of February 29, 2004.
    (6) As of February 29, 2004.

----------------------------------------------------------------------

                            MORGAN STANLEY
                          Financial Summary
                   (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Feb 28, 2003  Change
                                   ------------  ------------  ------
Net revenues
 Institutional Securities           $     3,504   $     3,135     12%
 Individual Investor Group                1,211           985     23%
 Investment Management                      642           525     22%
 Credit Services                            958           898      7%
 Intersegment Eliminations                  (74)          (69)    (7%)
                                   ------------  ------------
  Consolidated net revenues         $     6,241   $     5,474     14%
                                   ============  ============
Income before taxes (1)
 Institutional Securities           $     1,186   $       942     26%
 Individual Investor Group                  166            61      *
 Investment Management                      170           100     70%
 Credit Services                            365           290     26%
 Intersegment Eliminations                   29            33    (12%)
                                   ------------  ------------
  Consolidated income before taxes  $     1,916   $     1,426     34%
                                   ============  ============

Basic earnings per common share     $      1.14   $      0.84     36%

Diluted earnings per common share   $      1.11   $      0.82     35%

Average common shares outstanding
 Basic                                  1,078.7       1,079.1
 Diluted                                1,106.0       1,099.7
Period end common
 shares outstanding                     1,097.7       1,089.7

Return on common equity                   19.2%         16.3%

--------------------------
(1) Represents consolidated income before losses from unconsolidated investees, taxes and dividends on preferred securities subject to mandatory redemption.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
                          Financial Summary
                   (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Nov 30, 2003  Change
                                   ------------  ------------  ------
Net revenues
 Institutional Securities           $     3,504   $     2,603     35%
 Individual Investor Group                1,211         1,153      5%
 Investment Management                      642           595      8%
 Credit Services                            958           811     18%
 Intersegment Eliminations                  (74)          (75)     1%
                                   ------------  ------------
  Consolidated net revenues         $     6,241   $     5,087     23%
                                   ============  ============
Income before taxes (1)
 Institutional Securities           $     1,186   $     1,062     12%
 Individual Investor Group                  166           153      8%
 Investment Management                      170            97     75%
 Credit Services                            365           209     75%
 Intersegment Eliminations                   29            28      4%
                                   ------------  ------------
  Consolidated income before taxes  $     1,916   $     1,549     24%
                                   ============  ============

Basic earnings per common share     $      1.14   $      0.94     21%

Diluted earnings per common share   $      1.11   $      0.92     21%

Average common shares outstanding
 Basic                                  1,078.7       1,077.9
 Diluted                                1,106.0       1,103.3
Period end common
 shares outstanding                     1,097.7       1,084.7

Return on common equity                   19.2%         16.9%

--------------------------
(1) Represents consolidated income before losses from unconsolidated investees, taxes and dividends on preferred securities subject to mandatory redemption.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Feb 28, 2003  Change
                                   ------------  ------------  ------
Investment banking                  $       829   $       589     41%
Principal transactions:
 Trading                                  2,347         1,556     51%
 Investments                                 29           (22)     *
Commissions                                 901           673     34%
Fees:
 Asset management, distribution
  and administration                      1,072           896     20%
 Merchant and cardmember                    337           364     (7%)
 Servicing                                  572           567      1%
Interest and dividends                    3,782         3,789     --
Other                                       123            86     43%
                                   ------------  ------------
 Total revenues                           9,992         8,498     18%
Interest expense                          3,489         2,688     30%
Provision for consumer loan losses          262           336    (22%)
                                   ------------  ------------
 Net revenues                             6,241         5,474     14%
                                   ------------  ------------
Compensation and benefits                 2,712         2,549      6%
Occupancy and equipment                     200           196      2%
Brok., clearing and exchange fees           224           191     17%
Info processing and communications          320           315      2%
Marketing and business development          254           263     (3%)
Professional services                       318           225     41%
Other                                       297           309     (4%)
                                   ------------  ------------
 Total non-interest expenses              4,325         4,048      7%
                                   ------------  ------------
Income before losses from unconsolidated
 investees, taxes and dividends on
 preferred securities subject to
 mandatory redemption                     1,916         1,426     34%
Losses from unconsolidated investees         93            34      *
Income tax expense                          552           465     19%
Dividends on preferred securities
 subject to mandatory redemption (1)         45            22    105%
                                   ------------  ------------
Net income                          $     1,226   $       905     35%
                                   ============  ============

Comp & benefits as a % of net rev.          43%           47%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities - an interpretation of ARB No. 51" ("FIN 46"). In future periods, dividends on junior subordinated debt issued to capital trusts will be included in interest expense.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Nov 30, 2003  Change
                                   ------------  ------------  ------
Investment banking                  $       829   $       707     17%
Principal transactions:
 Trading                                  2,347           894      *
 Investments                                 29            11      *
Commissions                                 901           813     11%
Fees:
 Asset management, distribution
  and administration                      1,072           973     10%
 Merchant and cardmember                    337           337     --
 Servicing                                  572           483     18%
Interest and dividends                    3,782         4,729    (20%)
Other                                       123           145    (15%)
                                   ------------  ------------
 Total revenues                           9,992         9,092     10%
Interest expense                          3,489         3,693     (6%)
Provision for consumer loan losses          262           312    (16%)
                                   ------------  ------------
 Net revenues                             6,241         5,087     23%
                                   ------------  ------------
Compensation and benefits                 2,712         1,782     52%
Occupancy and equipment                     200           212     (6%)
Brok., clearing and exchange fees           224           233     (4%)
Info processing and communications          320           343     (7%)
Marketing and business development          254           256     (1%)
Professional services                       318           368    (14%)
Other                                       297           344    (14%)
                                   ------------  ------------
 Total non-interest expenses              4,325         3,538     22%
                                   ------------  ------------
Income before losses from unconsolidated
 investees, taxes and dividends on
 preferred securities subject to
 mandatory redemption                     1,916         1,549     24%
Losses from unconsolidated investees         93           104    (11%)
Income tax expense                          552           386     43%
Dividends on preferred securities
 subject to mandatory redemption (1)         45            45     --
                                   ------------  ------------
Net income                          $     1,226   $     1,014     21%
                                   ============  ============

Comp & benefits as a % of net rev.          43%           35%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities - an interpretation of ARB No. 51" ("FIN 46"). In future periods, dividends on junior subordinated debt issued to capital trusts will be included in interest expense.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY
        Institutional Securities Income Statement Information
                   (unaudited, dollars in millions)

                                         Quarter Ended
                                    --------------------------    %
                                    Feb 29, 2004  Feb 28, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $       739   $       501     48%
Principal transactions:
 Trading                                   2,206         1,402     57%
 Investments                                  16           (10)     *
Commissions                                  505           415     22%
Asset management, distribution
 and administration fees                      34            23     48%
Interest and dividends                     3,225         3,194      1%
Other                                         77            62     24%
                                    ------------  ------------
 Total revenues                            6,802         5,587     22%
Interest expense                           3,298         2,452     35%
                                    ------------  ------------
 Net revenues                              3,504         3,135     12%
                                    ------------  ------------

Total non-interest expenses                2,318         2,193      6%
                                    ------------  ------------
Income before losses from unconsolidated
 investees and dividends on preferred
 securities subject to mandatory
 redemption                                1,186           942     26%
Losses from unconsolidated investees          93            34      *
Dividends on preferred securities
 subject to mandatory redemption (1)          45            22    105%
                                    ------------  ------------
Income before taxes                  $     1,048   $       886     18%
                                    ============  ============

Pre-tax profit margin (2)                    33%           29%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. In future periods, dividends on junior subordinated debt issued to capital trusts will be included in interest expense.
(2) Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
        Institutional Securities Income Statement Information
                   (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Nov 30, 2003  Change
                                   ------------  ------------  ------
Investment banking                  $       739   $       616     20%
Principal transactions:
 Trading                                  2,206           738      *
 Investments                                 16            (2)     *
Commissions                                 505           469      8%
Asset management, distribution
 and administration fees                     34            23     48%
Interest and dividends                    3,225         4,169    (23%)
Other                                        77            91    (15%)
                                   ------------  ------------
 Total revenues                           6,802         6,104     11%
Interest expense                          3,298         3,501     (6%)
                                   ------------  ------------
 Net revenues                             3,504         2,603     35%
                                   ------------  ------------

Total non-interest expenses               2,318         1,541     50%
                                   ------------  ------------
Income before losses from unconsolidated
 investees and dividends on preferred
 securities subject to mandatory
 redemption                               1,186         1,062     12%
Losses from unconsolidated investees         93           104    (11%)
Dividends on preferred securities
 subject to mandatory redemption (1)         45            45     --
                                   ------------  ------------
Income before taxes                 $     1,048   $       913     15%
                                   ============  ============

Pre-tax profit margin (2)                   33%           39%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. In future periods, dividends on junior subordinated debt issued to capital trusts will be included in interest expense.
(2) Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                             MORGAN STANLEY
         Individual Investor Group Income Statement Information
                    (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Feb 28, 2003  Change
                                   ------------  ------------  ------
Investment banking                  $        77   $        80     (4%)
Principal transactions:
 Trading                                    141           154     (8%)
 Investments                                  4             6    (33%)
Commissions                                 417           280     49%
Asset management, distribution
 and administration fees                    472           386     22%
Interest and dividends                       93            89      4%
Other                                        40            28     43%
                                   ------------  ------------
 Total revenues                           1,244         1,023     22%
Interest expense                             33            38    (13%)
                                   ------------  ------------
 Net revenues                             1,211           985     23%
                                   ------------  ------------

Total non-interest expenses               1,045           924     13%
                                   ------------  ------------

Income before taxes                 $       166   $        61      *
                                   ============  ============

Pre-tax profit margin (1)                   14%            6%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
         Individual Investor Group Income Statement Information
                    (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Nov 30, 2003  Change
                                   ------------  ------------  ------
Investment banking                  $        77   $        80     (4%)
Principal transactions:
 Trading                                    141           156    (10%)
 Investments                                  4             -      *
Commissions                                 417           365     14%
Asset management, distribution
 and administration fees                    472           432      9%
Interest and dividends                       93            96     (3%)
Other                                        40            59    (32%)
                                   ------------  ------------
 Total revenues                           1,244         1,188      5%
Interest expense                             33            35     (6%)
                                   ------------  ------------
 Net revenues                             1,211         1,153      5%
                                   ------------  ------------

Total non-interest expenses               1,045         1,000      5%
                                   ------------  ------------

Income before taxes                 $       166   $       153      8%
                                   ============  ============

Pre-tax profit margin (1)                   14%           13%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                             MORGAN STANLEY
           Investment Management Income Statement Information
                   (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Feb 28, 2003  Change
                                   ------------  ------------  ------
Investment banking                  $        13   $         8     63%
Principal transactions:
 Investments                                  9           (18)   150%
Commissions                                   8             4    100%
Asset management, distribution
 and administration fees                    603           523     15%
Interest and dividends                        2             2     --
Other                                         9             7     29%
                                   ------------  ------------
 Total revenues                             644           526     22%
Interest expense                              2             1    100%
                                   ------------  ------------
 Net revenues                               642           525     22%
                                   ------------  ------------

Total non-interest expenses                 472           425     11%
                                   ------------  ------------
Income before taxes                 $       170   $       100     70%
                                   ============  ============

Pre-tax profit margin (1)                   27%           19%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
           Investment Management Income Statement Information
                   (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Nov 30, 2003  Change
                                   ------------  ------------  ------
Investment banking                  $        13   $        11     18%
Principal transactions:
 Investments                                  9            13    (31%)
Commissions                                   8             7     14%
Asset management, distribution
 and administration fees                    603           556      8%
Interest and dividends                        2             -      *
Other                                         9             9     --
                                   ------------  ------------
 Total revenues                             644           596      8%
Interest expense                              2             1    100%
                                   ------------  ------------
 Net revenues                               642           595      8%
                                   ------------  ------------

Total non-interest expenses                 472           498     (5%)
                                   ------------  ------------
Income before taxes                 $       170   $        97     75%
                                   ============  ============

Pre-tax profit margin (1)                   27%           16%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Feb 28, 2003  Change
                                   ------------  ------------  ------
Fees:
 Merchant and cardmember            $       337   $       364     (7%)
 Servicing                                  572           567      1%
Other                                         5            (4)     *
                                   ------------  ------------
 Total non-interest revenues                914           927     (1%)

Interest revenue                            480           546    (12%)
Interest expense                            174           239    (27%)
                                   ------------  ------------
 Net interest income                        306           307     --

Provision for consumer loan losses          262           336    (22%)
                                   ------------  ------------
 Net credit income                           44           (29)     *
                                   ------------  ------------
 Net revenues                               958           898      7%
                                   ------------  ------------

Total non-interest expenses                 593           608     (2%)
                                   ------------  ------------
Income before taxes                 $       365   $       290     26%
                                   ============  ============

Pre-tax profit margin (1)                   38%           32%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Nov 30, 2003  Change
                                   ------------  ------------  ------
Fees:
 Merchant and cardmember            $       337   $       337     --
 Servicing                                  572           483     18%
Other                                         5            (5)     *
                                   ------------  ------------
 Total non-interest revenues                914           815     12%

Interest revenue                            480           487     (1%)
Interest expense                            174           179     (3%)
                                   ------------  ------------
 Net interest income                        306           308     (1%)

Provision for consumer loan losses          262           312    (16%)
                                   ------------  ------------
 Net credit income                           44            (4)     *
                                   ------------  ------------
 Net revenues                               958           811     18%
                                   ------------  ------------

Total non-interest expenses                 593           602     (1%)
                                   ------------  ------------
Income before taxes                 $       365   $       209     75%
                                   ============  ============

Pre-tax profit margin (1)                   38%           26%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)
                          (Managed loan basis)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Feb 28, 2003  Change
                                   ------------  ------------  ------
Fees:
 Merchant and cardmember            $       519   $       548     (5%)
 Servicing                                    -             -     --
Other                                        35            53    (34%)
                                   ------------  ------------
 Total non-interest revenues                554           601     (8%)

Interest revenue                          1,524         1,580     (4%)
Interest expense                            350           441    (21%)
                                   ------------  ------------
 Net interest income                      1,174         1,139      3%

Provision for consumer loan losses          770           842     (9%)
                                   ------------  ------------
 Net credit income                          404           297     36%
                                   ------------  ------------
 Net revenues                               958           898      7%
                                   ------------  ------------

Total non-interest expenses                 593           608     (2%)
                                   ------------  ------------
Income before taxes                 $       365   $       290     26%
                                   ============  ============

Pre-tax profit margin (1)                   38%           32%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)
                          (Managed loan basis)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Nov 30, 2003  Change
                                   ------------  ------------  ------
Fees:
 Merchant and cardmember            $       519   $       512      1%
 Servicing                                    -             -     --
Other                                        35             1      *
                                   ------------  ------------
 Total non-interest revenues                554           513      8%

Interest revenue                          1,524         1,517     --
Interest expense                            350           366     (4%)
                                   ------------  ------------
 Net interest income                      1,174         1,151      2%

Provision for consumer loan losses          770           853    (10%)
                                   ------------  ------------
 Net credit income                          404           298     36%
                                   ------------  ------------
 Net revenues                               958           811     18%
                                   ------------  ------------

Total non-interest expenses                 593           602     (1%)
                                   ------------  ------------
Income before taxes                 $       365   $       209     75%
                                   ============  ============

Pre-tax profit margin (1)                   38%           26%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY
                       Intersegment Eliminations
                   (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Feb 28, 2003  Change
                                   ------------  ------------  ------
Investment banking                  $         -   $         -     --
Principal transactions:
 Trading                                      -             -     --
 Investments                                  -             -     --
Commissions                                 (29)          (26)   (12%)
Asset management, distribution
 and administration fees                    (37)          (36)    (3%)
Interest and dividends                      (18)          (42)    57%
Other                                        (8)           (7)   (14%)
                                   ------------  ------------
 Total revenues                             (92)         (111)    17%
Interest expense                            (18)          (42)    57%
                                   ------------  ------------
 Net revenues                               (74)          (69)    (7%)
                                   ------------  ------------

Total non-interest expenses                (103)         (102)    (1%)
                                   ------------  ------------
Income before taxes                 $        29   $        33    (12%)
                                   ============  ============

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
                       Intersegment Eliminations
                   (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Nov 30, 2003  Change
                                   ------------  ------------  ------
Investment banking                  $         -   $         -     --
Principal transactions:
 Trading                                      -             -     --
 Investments                                  -             -     --
Commissions                                 (29)          (28)    (4%)
Asset management, distribution
 and administration fees                    (37)          (38)     3%
Interest and dividends                      (18)          (23)    22%
Other                                        (8)           (9)    11%
                                   ------------  ------------
 Total revenues                             (92)          (98)     6%
Interest expense                            (18)          (23)    22%
                                   ------------  ------------
 Net revenues                               (74)          (75)     1%
                                   ------------  ------------

Total non-interest expenses                (103)         (103)    --
                                   ------------  ------------
Income before taxes                 $        29   $        28      4%
                                   ============  ============

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                             MORGAN STANLEY
               Financial Information and Statistical Data
                              (unaudited)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Feb 28, 2003  Change
                                   ------------  ------------  ------

Total assets (millions)             $   656,898   $   559,436     17%
Adjusted assets (millions) (1)      $   428,479   $   361,685     18%
Period end common shares
 outstanding (millions)                 1,097.7       1,089.7      1%
Book value per common share         $     23.75   $     20.62     15%
Shareholders' equity (millions) (2) $    28,961   $    24,475     18%
Total capital (millions) (3)        $    96,359   $    72,432     33%
Worldwide employees                      50,979        54,493     (6%)

Average Daily 99%/One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
  Interest rate and credit spread   $        42   $        42
  Equity price                               30            24
  Foreign exchange rate                      11            12
  Commodity price                            27            29
  Aggregate trading VaR             $        62   $        52

--------------------------
(1) Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions.
    The Company changed its methodology for calculating the adjusted leverage ratio to reflect those assets that are not subject to material market, credit and/or liquidity risk.
    See page F-17 for further information.
(2) At February 29, 2004, shareholders' equity includes $2,897 million of junior subordinated debt issued to capital trusts that in prior periods was classified as preferred securities subject to mandatory redemption. This amount was reclassified to long-term debt at February 29, 2004 pursuant to the adoption of FIN 46. See Note 12 to the Consolidated Financial Statements in the Company's Form 10-K for fiscal 2003. At the prior quarter ends, shareholders' equity included preferred securities subject to mandatory redemption. The junior subordinated debt issued to capital trusts at February 29, 2004 and the preferred securities subject to mandatory redemption at the prior quarter ends are collectively referred to hereinafter as junior subordinated debt issued to capital trusts.
(3) Includes common equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(4) 99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period.
    The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's trading businesses. For a further discussion of the calculation of VaR and the limitations of the Company's
    VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2003.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                 Financial Information and Statistical Data
                                 (unaudited)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Nov 30, 2003  Change
                                   ------------  ------------  ------

Total assets (millions)             $   656,898   $   602,843      9%
Adjusted assets (millions) (1)      $   428,479   $   388,595     10%
Period end common shares
 outstanding (millions)                 1,097.7       1,084.7      1%
Book value per common share         $     23.75   $     22.93      4%
Shareholders' equity (millions) (2) $    28,961   $    27,677      5%
Total capital (millions) (3)        $    96,359   $    82,769     16%
Worldwide employees                      50,979        51,196     --

Average Daily 99%/One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
  Interest rate and credit spread   $        42   $        45
  Equity price                               30            29
  Foreign exchange rate                      11            13
  Commodity price                            27            26
  Aggregate trading VaR             $        62   $        61

--------------------------

(1) Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions.
    The Company changed its methodology for calculating the adjusted leverage ratio to reflect those assets that are not subject to material market, credit and/or liquidity risk.
    See page F-17 for further information.
(2) At February 29, 2004, shareholders' equity includes $2,897 million of junior subordinated debt issued to capital trusts that in prior periods was classified as preferred securities subject to mandatory redemption. This amount was reclassified to long-term debt at February 29, 2004 pursuant to the adoption of FIN 46. See Note 12 to the Consolidated Financial Statements in the Company's Form 10-K for fiscal 2003. At the prior quarter ends, shareholders' equity included preferred securities subject to mandatory redemption. The junior subordinated debt issued to capital trusts at February 29, 2004 and the preferred securities subject to mandatory redemption at the prior quarter ends are collectively referred to hereinafter as junior subordinated debt issued to capital trusts.
(3) Includes common equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(4) 99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period.
    The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's trading businesses. For a further discussion of the calculation of VaR and the limitations of the Company's
    VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2003.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY
              Financial Information and Statistical Data
                             (unaudited)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Feb 28, 2003  Change
                                   ------------  ------------  ------
Institutional Securities
Advisory revenue (millions)         $       232   $       166     40%
Underwriting revenue (millions)
  Equity                            $       314   $       127    147%
  Fixed income                      $       193   $       208     (7%)

Sales and trading net revenue
(millions) (1)
  Equity                            $     1,105   $       977     13%
  Fixed income                      $     1,651   $     1,635      1%

Mergers and acquisitions announced trans (2)
  Morgan Stanley global market
   volume (billions)                $     172.2   $      26.8
  Rank                                        2             2

Worldwide equity and related issues (2)
  Morgan Stanley global market
   volume (billions)                $      11.6   $       3.8
  Rank                                        1             2

Individual Investor Group
Global financial advisors                10,832        12,056    (10%)

Total client assets (billions)      $       595   $       498     19%
Fee-based client account
 assets (billions) (3)              $       143   $       105     36%
Fee-based assets as a % of
 client assets                              24%           21%

Domestic retail locations                   526           558     (6%)

--------------------------
(1) Includes principal trading, commissions and net interest revenue.
(2) Source: Thomson Financial. Market and volume and rank are on a calendar year to date basis for each reporting period: January 1 to February 29, 2004, January 1 to February 28, 2003 and January 1 to November 30, 2003.
(3) Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
              Financial Information and Statistical Data
                             (unaudited)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Nov 30, 2003  Change
                                   ------------  ------------  ------
Institutional Securities
Advisory revenue (millions)         $       232   $       225      3%
Underwriting revenue (millions)
  Equity                            $       314   $       178     76%
  Fixed income                      $       193   $       213     (9%)

Sales and trading net revenue
(millions) (1)
  Equity                            $     1,105   $       919     20%
  Fixed income                      $     1,651   $       977     69%

Mergers and acquisitions announced trans (2)
  Morgan Stanley global market
   volume (billions)                $     172.2   $     225.4
  Rank                                        2             2

Worldwide equity and related issues (2)
  Morgan Stanley global market
   volume (billions)                $      11.6   $      35.1
  Rank                                        1             3

Individual Investor Group
Global financial advisors                10,832        11,086     (2%)

Total client assets (billions)      $       595   $       565      5%
Fee-based client account
 assets (billions) (3)              $       143   $       130     10%
Fee-based assets as a % of
 client assets                              24%           23%

Domestic retail locations                   526           532     (1%)

--------------------------
(1) Includes principal trading, commissions and net interest revenue.
(2) Source: Thomson Financial. Market and volume and rank are on a calendar year to date basis for each reporting period: January 1 to February 29, 2004, January 1 to February 28, 2003 and January 1 to November 30, 2003.
(3) Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Feb 28, 2003  Change
                                   ------------  ------------  ------

Assets under management or supervision ($ billions)

Net flows
  Retail                            $       3.4   $      (0.5)     *
  Institutional                             1.3          (2.5)     *
                                   ------------  ------------
   Net flows excluding money markets        4.7          (3.0)     *
                                   ------------  ------------
  Money markets                             1.4          (0.9)     *

Assets under management or supervision by distribution channel
  Retail                            $       294   $       246     20%
  Institutional                             201           158     27%
                                   ------------  ------------
   Total (1)                        $       495   $       404     23%
                                   ============  ============

Assets under management or supervision by asset class
  Equity                            $       231   $       155     49%
  Fixed income                              124           129     (4%)
  Money market                               65            67     (3%)
  Other (2)                                  75            53     42%
                                   ------------  ------------
   Total (1)                        $       495   $       404     23%
                                   ============  ============

--------------------------
(1) Revenues and expenses associated with customer assets of $107 billion, $82 billion and $96 billion for fiscal 1Q04, fiscal 1Q03 and fiscal 4Q03, respectively, are included in the Company's Individual Investor Group segment, and $14 billion, $3 billion and $14 billion for fiscal 1Q04, fiscal 1Q03 and fiscal 4Q03, respectively, are included in the Company's Institutional Securities segment.
(2)   Includes Alternative Investments.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Nov 30, 2003  Change
                                   ------------  ------------  ------

Assets under management or supervision ($ billions)

Net flows
  Retail                            $       3.4   $       3.7     (8%)
  Institutional                             1.3          (1.3)     *
                                   ------------  ------------
   Net flows excluding money markets        4.7           2.4     96%
                                   ------------  ------------
  Money markets                             1.4          (2.5)     *

Assets under management or supervision by distribution channel
  Retail                            $       294   $       277      6%
  Institutional                             201           185      9%
                                   ------------  ------------
   Total (1)                        $       495   $       462      7%
                                   ============  ============

Assets under management or supervision by asset class
  Equity                            $       231   $       207     12%
  Fixed income                              124           123      1%
  Money market                               65            64      2%
  Other (2)                                  75            68     10%
                                   ------------  ------------
   Total (1)                        $       495   $       462      7%
                                   ============  ============

--------------------------
(1) Revenues and expenses associated with customer assets of $107 billion, $82 billion and $96 billion for fiscal 1Q04, fiscal 1Q03 and fiscal 4Q03, respectively, are included in the Company's Individual Investor Group segment, and $14 billion, $3 billion and $14 billion for fiscal 1Q04, fiscal 1Q03 and fiscal 4Q03, respectively, are included in the Company's Institutional Securities segment.
(2)   Includes Alternative Investments.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                             MORGAN STANLEY
               Financial Information and Statistical Data
                    (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Feb 28, 2003  Change
                                   ------------  ------------  ------
Credit Services

Owned credit card loans
 Period end                         $    15,850   $    20,847    (24%)
 Average                            $    17,880   $    22,305    (20%)

Managed credit card loans (1)
 Period end                         $    47,336   $    51,811     (9%)
 Average                            $    48,667   $    52,802     (8%)
 Interest yield                          12.20%        11.78%   42 bp
 Interest spread                          9.35%         8.36%   99 bp
 Net charge-off rate                      6.31%         6.17%   14 bp
 Delinquency rate (over 30 days)          5.80%         6.33%  (53 bp)
 Delinquency rate (over 90 days)          2.86%         2.95%   (9 bp)

 Transaction volume (billions)      $      24.2   $      26.1     (7%)
 Accounts (millions)                       45.9          46.5     (1%)
 Active accounts (millions)                20.3          22.3     (9%)
 Average receivables per average
  active account (actual $)         $     2,360   $     2,333      1%
 Securitization gain                $        19   $        35    (46%)

--------------------------
(1)   Includes owned and securitized credit card loans.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
               Financial Information and Statistical Data
                    (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Nov 30, 2003  Change
                                   ------------  ------------  ------
Credit Services

Owned credit card loans
 Period end                         $    15,850   $    18,930    (16%)
 Average                            $    17,880   $    18,143     (1%)

Managed credit card loans (1)
 Period end                         $    47,336   $    48,358     (2%)
 Average                            $    48,667   $    48,835     --
 Interest yield                          12.20%        12.05%   15 bp
 Interest spread                          9.35%         9.05%   30 bp
 Net charge-off rate                      6.31%         6.87%  (56 bp)
 Delinquency rate (over 30 days)          5.80%         5.97%  (17 bp)
 Delinquency rate (over 90 days)          2.86%         2.82%    4 bp

 Transaction volume (billions)      $      24.2   $      23.0      5%
 Accounts (millions)                       45.9          46.1     --
 Active accounts (millions)                20.3          20.8     (2%)
 Average receivables per average
  active account (actual $)         $     2,360   $     2,319      2%
 Securitization gain                $        19   $        (7)     *

--------------------------
(1)   Includes owned and securitized credit card loans.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY

The following page (F-13) presents more detailed financial information regarding the results of operations for the combined institutional securities, individual investor group and investment management businesses. Morgan Stanley believes that a combined presentation is informative due to certain synergies among these businesses, as well as to facilitate comparisons of the Company's results with those of other companies in the financial services industry that have securities and asset management businesses. Morgan Stanley provides this type of presentation for its credit services activities page (F-14) in order to provide helpful comparison to other credit card issuers.

----------------------------------------------------------------------

                             MORGAN STANLEY
Inst'l Securities, Individual Investor Group and Investment Mgm't (1)
                  Combined Income Statement Information
                    (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Feb 28, 2003  Change
                                   ------------  ------------  ------
Investment banking                  $       829   $       589     41%
Principal transactions:
 Trading                                  2,347         1,556     51%
 Investments                                 29           (22)     *
Commissions                                 901           673     34%
Asset management, distribution
 and administration fees                  1,072           896     20%
Interest and dividends                    3,314         3,282      1%
Other                                       120            90     33%
                                   ------------  ------------
 Total revenues                           8,612         7,064     22%
Interest expense                          3,327         2,488     34%
                                   ------------  ------------
 Net revenues                             5,285         4,576     15%
                                   ------------  ------------

Compensation and benefits                 2,514         2,336      8%
Occupancy and equipment                     179           176      2%
Brok., clearing and exchange fees           224           191     17%
Info processing and communications          234           228      3%
Marketing and business development          111           109      2%
Professional services                       253           174     45%
Other                                       219           226     (3%)
                                   ------------  ------------
 Total non-interest expenses              3,734         3,440      9%
                                   ------------  ------------
Income before losses from unconsolidated
 investees and dividends on preferred
 securities subject to mandatory
 redemption                               1,551         1,136     37%
Losses from unconsolidated investees         93            34      *
Dividends on preferred securities
 subject to mandatory redemption (2)         45            22    105%
                                   ------------  ------------
Income before taxes                 $     1,413   $     1,080     31%
                                   ============  ============

Comp & benefits as a % of net rev.          48%           51%
Non-comp exp. as a % of net rev.            23%           24%

Pre-tax profit margin (3)                   29%           24%

Number of employees (4)                  37,455        38,867     (4%)

--------------------------
(1)   Includes the elimination of intersegment activity.
(2) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. In future periods, dividends on junior subordinated debt issued to capital trusts will be included in interest expense.
(3) Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
(4) Includes Institutional Securities, Individual Investor Group, Investment Management and Infrastructure/Company areas.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
Inst'l Securities, Individual Investor Group and Investment Mgm't (1)
                  Combined Income Statement Information
                    (unaudited, dollars in millions)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Nov 30, 2003  Change
                                   ------------  ------------  ------
Investment banking                  $       829   $       707     17%
Principal transactions:
 Trading                                  2,347           894      *
 Investments                                 29            11      *
Commissions                                 901           813     11%
Asset management, distribution
 and administration fees                  1,072           973     10%
Interest and dividends                    3,314         4,254    (22%)
Other                                       120           152    (21%)
                                   ------------  ------------
 Total revenues                           8,612         7,804     10%
Interest expense                          3,327         3,526     (6%)
                                   ------------  ------------
 Net revenues                             5,285         4,278     24%
                                   ------------  ------------

Compensation and benefits                 2,514         1,572     60%
Occupancy and equipment                     179           191     (6%)
Brok., clearing and exchange fees           224           233     (4%)
Info processing and communications          234           242     (3%)
Marketing and business development          111           148    (25%)
Professional services                       253           290    (13%)
Other                                       219           262    (16%)
                                   ------------  ------------
 Total non-interest expenses              3,734         2,938     27%
                                   ------------  ------------
Income before losses from unconsolidated
 investees and dividends on preferred
 securities subject to mandatory
 redemption                               1,551         1,340     16%
Losses from unconsolidated investees         93           104    (11%)
Dividends on preferred securities
 subject to mandatory redemption (2)         45            45     --
                                   ------------  ------------
Income before taxes                 $     1,413   $     1,191     19%
                                   ============  ============

Comp & benefits as a % of net rev.          48%           37%
Non-comp exp. as a % of net rev.            23%           32%

Pre-tax profit margin (3)                   29%           30%

Number of employees (4)                  37,455        37,435     --

--------------------------
(1)   Includes the elimination of intersegment activity.
(2) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. In future periods, dividends on junior subordinated debt issued to capital trusts will be included in interest expense.
(3) Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
(4) Includes Institutional Securities, Individual Investor Group, Investment Management and Infrastructure/Company areas.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                             MORGAN STANLEY
              Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Feb 28, 2003  Change
                                   ------------  ------------  ------
Fees:
 Merchant and cardmember            $       519   $       548     (5%)
 Servicing                                    -             -     --
Other                                        35            53    (34%)
                                   ------------  ------------
 Total non-interest revenues                554           601     (8%)
Interest revenue                          1,524         1,580     (4%)
Interest expense                            350           441    (21%)
                                   ------------  ------------
 Net interest income                      1,174         1,139      3%

Provision for consumer loan losses          770           842     (9%)
                                   ------------  ------------
 Net credit income                          404           297     36%
                                   ------------  ------------
 Net revenues                               958           898      7%
                                   ------------  ------------
Compensation and benefits                   198           213     (7%)
Occupancy and equipment                      21            20      5%
Info processing and communications           86            87     (1%)
Marketing and business development          143           154     (7%)
Professional services                        65            51     27%
Other                                        80            83     (4%)
                                   ------------  ------------
Total non-interest expenses                 593           608     (2%)
                                   ------------  ------------
Income before taxes                 $       365   $       290     26%
                                   ============  ============

Comp & benefits as a % of net rev.          21%           24%
Non-comp expenses as a % of net rev.        41%           44%

Pre-tax profit margin (1)                   38%           32%

Number of employees                      13,524        15,626    (13%)

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
              Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                         Quarter Ended
                                   --------------------------    %
                                   Feb 29, 2004  Nov 30, 2003  Change
                                   ------------  ------------  ------
Fees:
 Merchant and cardmember            $       519   $       512      1%
 Servicing                                    -             -     --
Other                                        35             1      *
                                   ------------  ------------
 Total non-interest revenues                554           513      8%
Interest revenue                          1,524         1,517     --
Interest expense                            350           366     (4%)
                                   ------------  ------------
 Net interest income                      1,174         1,151      2%

Provision for consumer loan losses          770           853    (10%)
                                   ------------  ------------
 Net credit income                          404           298     36%
                                   ------------  ------------
 Net revenues                               958           811     18%
                                   ------------  ------------
Compensation and benefits                   198           210     (6%)
Occupancy and equipment                      21            21     --
Info processing and communications           86           101    (15%)
Marketing and business development          143           108     32%
Professional services                        65            78    (17%)
Other                                        80            84     (5%)
                                   ------------  ------------
Total non-interest expenses                 593           602     (1%)
                                   ------------  ------------
Income before taxes                 $       365   $       209     75%
                                   ============  ============

Comp & benefits as a % of net rev.          21%           26%
Non-comp expenses as a % of net rev.        41%           48%

Pre-tax profit margin (1)                   38%           26%

Number of employees                      13,524        13,761     (2%)

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY


The following pages (F-15 - F-16) present a reconciliation for certain information disclosed on pages F-7, F-12 and F-14.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans.
The Company operates its Credit Services business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations.
In addition, investors often request information on a managed basis, which provides a more meaningful comparison to industry competitors.

----------------------------------------------------------------------

                            MORGAN STANLEY
             Financial Information and Statistical Data (1)
                    (unaudited, dollars in millions)


                            Quarter Ended Feb 29, 2004
            ----------------------------------------------------------
General Purpose Credit Card Loans:                        Delinquency
                                                              Rate
                                                  Net    -------------
             Period           Interest Interest Charge-    30     90
               End     Avg     Yield    Spread   offs     Days   Days
            -------- -------- -------- -------- -------- ------ ------

Owned       $ 15,850 $ 17,880  10.13%    6.08%    5.81%  5.17%  2.54%
Securitized   31,486   30,787  13.40%   11.20%    6.60%  6.11%  3.01%
            -------- --------
Managed     $ 47,336 $ 48,667  12.20%    9.35%    6.31%  5.80%  2.86%
            ======== ========


                            Quarter Ended Feb 28, 2003
            ----------------------------------------------------------
General Purpose Credit Card Loans:                        Delinquency
                                                             Rate
                                                  Net    -------------
             Period           Interest Interest Charge-    30     90
               End     Avg     Yield    Spread   offs     Days   Days
            -------- -------- -------- -------- -------- ------ ------

Owned       $ 20,847 $ 22,305   9.26%    4.73%    5.55%  5.60%  2.63%
Securitized   30,964   30,497  13.61%   10.96%    6.63%  6.82%  3.17%
            -------- --------
Managed     $ 51,811 $ 52,802  11.78%    8.36%    6.17%  6.33%  2.95%
            ======== ========


                            Quarter Ended Nov 30, 2003
            ----------------------------------------------------------
General Purpose Credit Card Loans:                        Delinquency
                                                             Rate
                                                   Net   -------------
             Period           Interest Interest Charge-    30     90
               End     Avg     Yield    Spread   offs     Days   Days
            -------- -------- -------- -------- -------- ------ ------

Owned       $ 18,930 $ 18,143  10.07%    5.86%    6.56%  5.36%  2.53%
Securitized   29,428   30,692  13.23%   10.88%    7.06%  6.36%  3.01%
            -------- --------
Managed     $ 48,358 $ 48,835  12.05%    9.05%    6.87%  5.97%  2.82%
            ======== ========

--------------------------
(1) The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY
          Reconciliation of Managed Income Statement Data (1)
                   (unaudited, dollars in millions)

                               Quarter Ended
                        ---------------------------
                         Feb 29,  Feb 28,  Nov 30,
                          2004     2003     2003
                        -------- -------- --------
Merchant and
 cardmember fees:
  Owned                  $  337   $  364   $  337
  Securitization adj.       182      184      175
                        -------- -------- --------
  Managed                $  519   $  548   $  512
                        ======== ======== ========

Servicing fees:
  Owned                  $  572   $  567   $  483
  Securitization adj.      (572)    (567)    (483)
                        -------- -------- --------
  Managed                $    -   $    -   $    -
                        ======== ======== ========

Other:
  Owned                  $    5   $   (4)  $   (5)
  Securitization adj.        30       57        6
                        -------- -------- --------
  Managed                $   35   $   53   $    1
                        ======== ======== ========

Interest revenue:
  Owned                  $  480   $  546   $  487
  Securitization adj.     1,044    1,034    1,030
                        -------- -------- --------
  Managed                $1,524   $1,580   $1,517
                        ======== ======== ========

Interest expense:
  Owned                  $  174   $  239   $  179
  Securitization adj.       176      202      187
                        -------- -------- --------
  Managed                $  350   $  441   $  366
                        ======== ======== ========

Provision for consumer
 loan losses:
  Owned                  $  262   $  336   $  312
  Securitization adj.       508      506      541
                        -------- -------- --------
  Managed                $  770   $  842   $  853
                        ======== ======== ========

--------------------------
(1) The tables provide a reconciliation of certain managed and owned basis income statement data (merchant and cardmember fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY


The following page (F-17) presents a reconciliation of adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company's overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. In addition, the adjusted leverage ratio reflects the deduction from shareholders' equity of the amount of equity used to support goodwill, as the Company does not view this amount of equity as available to support its risk capital needs.

----------------------------------------------------------------------

                             MORGAN STANLEY
                    Reconciliation of Adjusted Assets
             (unaudited, dollars in millions, except ratios)


                                           Quarter Ended
                                -------------------------------------
                                  Feb 29,      Feb 28,      Nov 30,
                                   2004         2003         2003
                                -----------  -----------  -----------
Total assets                     $  656,898   $  559,436   $  602,843

Less:
 Securities purchased under
  agreements to resell              (76,755)     (59,687)     (78,205)
 Securities borrowed               (179,288)    (140,566)    (153,813)
Add:
 Financial instruments sold,
  not yet purchased                 129,711      100,721      111,448
Less:
 Derivative contracts sold,
  not yet purchased                 (43,857)     (42,604)     (36,242)
                                -----------  -----------  -----------
 Subtotal                           486,709      417,300      446,031
Less:
 Segregated customer cash and
   securities balances              (16,935)     (32,961)     (20,705)
 Assets recorded under certain
  provisions of SFAS No. 140
  and FIN 46                        (39,756)     (21,194)     (35,217)
 Goodwill                            (1,539)      (1,460)      (1,514)
                                -----------  -----------  -----------
Adjusted assets                  $  428,479   $  361,685   $  388,595
                                ===========  ===========  ===========

Shareholders' equity             $   26,064   $   22,465   $   24,867
Junior subordinated debt issued
 to capital trusts (1)                2,897        2,010        2,810
                                -----------  -----------  -----------
 Subtotal                            28,961       24,475       27,677
Less: Goodwill                       (1,539)      (1,460)      (1,514)
                                -----------  -----------  -----------
Tangible shareholders' equity    $   27,422   $   23,015   $   26,163
                                ===========  ===========  ===========

Leverage ratio (2)                   24.0x        24.3x        23.0x
                                ===========  ===========  ===========

Adjusted leverage ratio (3)          15.6x        15.7x        14.9x
                                ===========  ===========  ===========

--------------------------
(1) The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities. These characteristics include the long dated nature (final maturity at issuance of thirty years extendable at the Company's option by a further nineteen years), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure The Company also receives rating agency equity credit for these securities.
(2) Leverage ratio equals total assets divided by tangible shareholders' equity.
(3) Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-17
----------------------------------------------------------------------

    CONTACT: Morgan Stanley, New York
             Investor Relations
             William Pike, 212-761-0008
                 or
             Media Relations
             Raymond O'Rourke, 212-761-4262